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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                January 26, 2004
                        (Date of earliest event reported)



                        USA REAL ESTATE INVESTMENT TRUST
              (Exact Name of Registrant as Specified in its Charter)



      California                    0-16508                68-0109347
(State or Other Jurisdiction   (Commission File     (IRS Employer Identification
    Of Incorporation)               Number)                   Number)



        2443 Fair Oaks Boulevard, #314, Sacramento, California  95825-7684
              (Address of Principal Executive Offices)  (Zip Code)



                                (800)308-4532
               (Registrant's Telephone Number, Including Area Code)





                          COMMONWEALTH EQUITY TRUST USA
                                  (Former name)










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                        USA REAL ESTATE INVESTMENT TRUST
                                  (Form 8-K)





Item 4.  CHANGE IN REGISTRANT'S CERTIFIED ACCOUNTANT

     On January 19, 2004, USA Real Estate Investment Trust ("Trust") dismissed its auditor, Burnett + Company, LLP ("Burnett"), and on January 19, 2004 engaged Perry-Smith LLP as its independent auditor for the fiscal year ending
December 31, 2003. The decision to dismiss Burnett was approved by the Trust's Board of Trustees.

     Burnett's reports on the Trust's financial statements as of and for the years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. During the periods ended December 31, 2001 and December 31, 2002, and the interim period from January 1, 2003 through the date of Burnett's dismissal, the Trust did not have any disagreements with Burnett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Burnett's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     Prior to engaging Perry-Smith LLP, the Trust did not consult with Perry-Smith LLP regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Trust's financial statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this Current Report on Form
8-K.


Exhibit No.    Description
___________    ___________


16. Letter from Burnett + Company, LLP to the Securities and
Exchange Commission dated January 26, 2004.














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                        USA REAL ESTATE INVESTMENT TRUST
                                  (Form 8-K)


                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Commission Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.






         January 26, 2004                   Gregory Crissman
        --------------------    ----------------------------------------
                Date                        Gregory Crissman
                                            Chairman,
                                            USA Real Estate Investment Trust





































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                                      EXHIBIT NO. 16


BURNETT + COMPANY LLP
2870 Gold Tailings Court, Suite A
Rancho Cordoba, CA  95670-6106
(916-638-1158)




January 26, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.


Re:  USA Real Estate Investment Trust
     File No. 0-16509-8


Dear Sir or Madam:

We have read Item 4 of USA Real Estate Investment Trust's 8-K dated January 26, 2004 and agree with the statements contained therein.

Very truly yours,


Burnett + Company, LLP